Quarterly Holdings Report
for

Fidelity® Utilities Central Fund

June 30, 2020

UTCIP-QTLY-0820
1.851905.113

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Electric Utilities - 58.0%
Electric Utilities - 58.0%
Alliant Energy Corp.	151,853	$7,264,648
Duke Energy Corp.	280,080	22,375,591
Edison International	758,544	41,196,525
Entergy Corp.	270,127	25,340,614
Evergy, Inc.	712,086	42,219,579
Exelon Corp.	1,159,779	42,088,380
FirstEnergy Corp.	651,079	25,248,844
NextEra Energy, Inc.	215,839	51,838,053
NRG Energy, Inc.	426,282	13,879,742
PG&E Corp. (a)	425,315	3,772,544
PG&E Corp. (b)	1,516,974	14,411,253
Pinnacle West Capital Corp.	30,100	2,206,029
PNM Resources, Inc.	82,400	3,167,456
Southern Co.	521,455	27,037,442
		322,046,700
Gas Utilities - 1.3%
Gas Utilities - 1.3%
Atmos Energy Corp.	70,191	6,989,620
Independent Power and Renewable Electricity Producers - 10.5%
Independent Power Producers & Energy Traders - 8.7%
Clearway Energy, Inc.:
Class A	56,688	1,188,747
Class C	744,309	17,163,766
The AES Corp.	1,341,275	19,435,075
Vistra Energy Corp.	571,178	10,635,334
		48,422,922
Renewable Electricity - 1.8%
NextEra Energy Partners LP	190,775	9,782,942

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		58,205,864

Multi-Utilities - 28.7%
Multi-Utilities - 28.7%
Ameren Corp.	188,971	13,296,000
CenterPoint Energy, Inc.	1,338,898	24,997,226
Dominion Energy, Inc.	838,104	68,037,280
DTE Energy Co.	91,668	9,854,310
Public Service Enterprise Group, Inc.	373,200	18,346,512
Sempra Energy	209,956	24,613,142
		159,144,470
TOTAL COMMON STOCKS
(Cost $495,883,331)		546,386,654

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.12% (c)
(Cost $22,491,907)	22,487,410	22,491,907
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $518,375,238)		568,878,561
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(14,129,335)
NET ASSETS - 100%		$554,749,226

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,411,253 or 2.6% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PG&E Corp.	6/30/20	$14,411,253

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$90,262
Fidelity Securities Lending Cash Central Fund	1,318
Total	$91,580

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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